Leases	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Leases

20. Leases

MFS leases various property, plant and equipment. Terms of the leases vary, but generally require MFS to pay property taxes, insurance premiums, and maintenance costs associated with the leased property. Rental expense attributed to operating leases was $11.2 million, $13.8 million and $10.8 million in 2015, 2014 and 2013, respectively.

Future minimum rental obligations under non-cancelable operating leases, as of December 31, 2015, are payable as follows:

(in millions)
2016	$14.2
2017	10.1
2018	7.6
2019	5.6
2020	3.8
Thereafter	0.9

Total	$42.2